Exhibit 99.2

[LOGO] Tonkin Springs Tour Sept. 2006

US Gold Team Ann Carpenter President & COO

US Gold Team Eric Saderholm VP Project Development

US Gold Team Steve Brown Senior Geologist & Project Manager

Nevada Owned by ABX & NEM [MAP]

Carlin Trend - Cummulative Production [GRAPH]

Carlin Type Discoveries: Cortez Trend 1989: Gold Acres - Too small 1991: Pipeline - One-off 2003: Cortez Hills - Changed Everything! Is There Another One?

The Attraction Next Door [MAP]

Cortez Hills Discovery - 2003 9.7 MM oz. Carlin Style Deposit Discovered @ Depth Is There Another One?

The Cortez Burger [MAP]

Exploration To Date 19,000ft. Drilled (19 Holes) Results for 5,000ft. (6 Holes) Age-Dating, Mapping, Fossil id.

Historical & New Drill Holes Locations [MAP]

Drill Targets [MAP]

Underexplored [MAP]

Intriguing Results [MAP]

New Listing - More Liquidity TSX: UXG

Takeover Delays We Screwed Up

Power of a Discovery [LINE GRAPH]

Big and Slow [LINE GRAPH]

Gold, Production...Flat Price [LINE GRAPH]

Why Did ABX Buy PDG? [MAP]

Barrick Paid US$4.2 Billion! PDG Nevada Assets Based on NAV research reports

Ground Tour Stops [MAP]

Helicopter Tour [MAP]

Premier Explorer Land Position of Senior Exploration of Senior Liquidity of Mid-Tier Balance Sheet of Mid-Tier Upside of Junior

US★GOLD

Tonkin Springs Tour Sept. 2006

US Gold Team

Ann Carpenter
President & COO

US Gold Team

Eric Saderholm
VP Project Development

US Gold Team

Steve Brown
Senior Geologist &
Project Manager

Nevada Owned by ABX & NEM



180 MM oz.
Midas (NEM)
Meikle (ABX)
Deep Post (NEM)
Betze-Post (ABX)
Carlin (NEM)
Gold Quarry (NEM)
Emigrant (NEM)
Rain (NEM)
CARLIN TREND
80
Lone Tree (NEM)
Marigold (GLG)
Phoenix (NEM)
Hilltop (ABX)
Gold Acres (ABX)
Pipeline (ABX)
Cortez Hills (ABX)
ET Blue (ABX)
BATTLE MTN. - EUREKA & CORTEZ TREND
50 MM oz.
US★GOLD
Tonkin Springs
Ruby Hill/Archimedes (ABX)
ABX BARRICK
NEM NEWMONT
GLG Glamis Gold Ltd.
Gold Mines & Deposits
North
0 10
Miles

Carlin Trend - Cummulative Production



180 MM oz. Discovered
65 MM oz. Produced
8 MM oz.
Annual
Production
Deep High
Grade
Discoveries
Shallow
Mining
Discovered
Millions of oz.
60
50
40
30
20
10
0
1960's
1970's
1980's
1990's
2000

Carlin Type Discoveries: Cortez Trend

1989: Gold Acres – Too small

1991: Pipeline – One-off

2003: Cortez Hills – Changed Everything!

Is There Another One?

The Attraction Next Door


Gold Acres
Pipeline Mine
South Pipeline
Cortez NW Deep
Cortez Gold
Cortez Hills
Pediment
ET Blue
33.1 MM Total oz.
Cortez JV Area
BARRICK
US★GOLD
US Gold Takeover Targets
Mine Location
Deposit
North
0 3 6
Miles
US★GOLD
Tonkin Springs

Cortez Hills Discovery - 2003

- 9.7 MM oz.
- Carlin Style Deposit
- Discovered @ Depth
- Is There Another One?

The Cortez Burger


Hilltop
Gold Acres
Pipeline Mine
South Pipeline
Cortez NW Deep
Cortez Gold
Cortez Hills
Pediment
ET Blue
US GOLD
Tonkin Springs
Archimedes
Ruby Hill
BARRICK
NEWMONT
US GOLD
US Gold Takeover Targets
Mine Location
Deposit
0 6 12 miles
North

Exploration To Date

19,000ft. Drilled (19 Holes)

Results For 5,000ft. (6 Holes)

Age-Dating, Mapping, Fossil id.

Historical & New Drill Holes Locations



N
0 1 2 3 4 Miles
2006 US Gold Drilling
Historical Drilling
Mineralized Resource Areas
Property Boundary
Rooster Area
TS06R-05
TS06R-02
TS06R-06
TC06PC-01B &
TS06C-01
Middle Area
TS06R-07
Southern Area
0 0.25 0.5 Miles
0 0.5 1 Kilometers

Drill Targets



Twin Peaks North Target
Fye Canyon Target
Twin Peaks South Target
McClusky Canyon Target
Rooster North Target
Mine Corridor Target
McColley Target
Favo Target
US Gold Property
Not US Gold Property
Mineralized Resource
Drill Target Areas
North
0 1 2
Miles

Underexplored



Mineralized Resource
Preliminary Drilling
Untested Area
Rooster
TSP 6&8
F-Grid
TSP-1
O-15
North
0
1
2
Miles

Intriguing Results



N
Mine Corridor
ROOSTER AREA
MIDDLE AREA
SOUTHERN AREA
20-45 ft. Intervals
of > 0.1 opt
20-35 ft. Intervals
of > 0.3 opt
20-35 ft Intervals of > 0.3 opt
> 20ft Intervals of > 0.1 opt
> 5ft Intervals of > 0.1 opt
Property Boundary
0 0.25 0.5 0.75 1 Miles
US GOLD
TONKIN SPRINGS

New Listing - More Liquidity

TSX : UXG

Takeover Delays

We Screwed Up

Power of a Discovery



Share Price US$
35
30
25
20
15
10
5
0
86
87
88
89
90
91
92
93
94
Goldstrike Discovered
Goldstrike Underground Discovered
1.4 MM oz. Annual Production
BARRICK

Big and Slow



BARRICK
Share Price US$
40
35
30
25
20
15
10
94
96
98
00
02
04
06

Gold, Production ... Flat Price


NEWMONT
Share Price US$
70
60
50
40
30
20
10
94
95
96
97
98
99
00
01
02
03
04
05
06

Why Did ABX Buy PDG?


Canada
Nevada
USA
South
America
Africa
PNG
Australia

Barrick Paid

US$ 4.2 Billion!

PDG Nevada Assets

Based on NAV research reports

Ground Tour Stops



Pipeline Mine
N
BARRICK
Cortez Hills
0 3 6
Miles
US GOLD
Tonkin Springs
North
Tonkin Road
To Elko
#4 Rooster Deposit
#1 Access Road
Helicopter
Landing
#2&3 Mine Corridor
#5 Core Lab

Helicopter Tour



180 MM oz.
Midas (NEM)
Meikle (ABX)
Deep Post (NEM)
Betze-Post (ABX)
Carlin (NEM)
Gold Quarry (NEM)
Emigrant (NEM)
Rain (NEM)
CARLIN TREND
Start
80
Lone Tree (NEM)
Marigold (GLG)
Phoenix (NEM)
Hilltop (ABX)
Gold Acres (ABX)
Pipeline (ABX)
Cortez Hills (ABX)
ET Blue (ABX)
BATTLE MTN. - EUREKA & CORTEZ TREND
50 MM oz.
US★GOLD
Tonkin Springs
Ruby Hill/Archimedes (ABX)
ABX BARRICK
NEM NEWMONT
GLG Glamis Gold Ltd.
Gold Mines & Deposits
North
0 10
Miles

Premier Explorer

- Land Position of Senior
- Exploration of Senior
- Liquidity of Mid-Tier
- Balance Sheet of Mid-Tier
- Upside of Junior